UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2007
TRIPLE-S MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	000-49762	66-0555678

(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation or organization)	Number)	Number)

1441 F.D. ROOSEVELT AVENUE
SAN JUAN, PUERTO RICO		00920

(Address of principal executive offices)		(Zip code)
(787) 749-4949

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On August 14, 2007, the Board of Directors of Triple-S Management Corporation (“Triple-S”) approved a revised Code of Business Conduct and Ethics (the “Code”), which applies to Triple-S directors, officers, employees, independent contractors, consultants and agents, including but not limited to Triple-S principal executive officer and principal financial officer.
     A complete copy of the Code is being filed as Exhibit 14.1 to this Current Report on Form 8-K and is available at Triple-S’s website at www.triplesmanagement.com.
Item 9.01     Financial Statements and Exhibits.
     (d) Exhibits.
14.1	Code of Business Conduct and Ethics approved by the Board of Directors on August 14, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: August 16, 2007	By:	/s/ Ramón M. Ruiz Comas

	Name:	Ramón M. Ruiz-Comas
	Title:	President & Chief Executive Officer
EXHIBIT INDEX

Exhibit Number	Description
14.1	Code of Business Conduct and Ethics approved by the Board of Directors on August 14, 2007